Prospectus Supplement                                            40035 1/98
dated January 21, 1998 to:

PUTNAM HIGH YIELD TRUST II
Prospectus dated December 30, 1997

The following replaces the first and second paragraphs of the section entitled "How the fund makes distributions to shareholders; Tax information":

The fund will declare a distribution each day in an amount which is based on Putnam Management's projections of the fund's estimated net investment income. Normally, the fund will pay these distributions monthly. The amount of each daily distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. See "Distributions" in the SAI. The fund will distribute, at least annually, all net realized capital gains, if any, after applying any available capital loss carryovers. Distributions paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You begin earning distributions on the business day that Putnam Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.